UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 6, 2020, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2020.  A copy of the press release is attached hereto as Exhibit 99.1. On May 7, 2020, members of the Company’s management will hold a first quarter 2020 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.

The press release and earnings conference call presentation contain certain non-GAAP financial measures Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Income Before Tax, Adjusted Net Income, Adjusted Earnings per Diluted Share (“Adjusted EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Debt and Adjusted Tax Rate. Management believes that the presentation of the non-GAAP financial measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Income Before Tax, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Net Debt and Adjusted Tax Rate non-GAAP financial measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2020 and 2019. For 2020, these items relate to the after-tax and pre-tax share-based compensation accelerated vesting, after-tax and pre-tax change in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in PST, after-tax and pre-tax restructuring costs, after-tax and pre-tax business realignment costs, after-tax and pre-tax gain in fair value of equity investment and the after-tax impact of valuation allowance release. For 2019, these items relate to the sales from disposed Non-core Products, pre-tax gain from disposal of Non-core Products, pre-tax change in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in PST, pre-tax restructuring costs, pre-tax business realignment costs and pre-tax gain in fair value of equity investment. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Gross Profit, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Income Before Tax, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Net Debt and Adjusted Tax Rate should not be considered a substitute for Sales, Gross Profit, Operating Income, Operating Margin, Income Before Tax, Net Income, Earnings per Share, Debt or Tax Rate prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated May 6, 2020, announcing results for the first quarter ended March 31, 2020

99.2	First quarter 2020 results earnings conference call presentation dated May 7, 2020

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 6, 2020	/s/Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)